EXHIBIT 24

POWER OF ATTORNEY FOR EXECUTION OF FORM 10-K

TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION

We, the undersigned Directors of WesBanco, Inc., hereby severally constitute and appoint James C. Gardill and/or Todd F. Clossin, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names and in the capacities indicated below, the Annual Report of WesBanco to the Securities & Exchange Commission on Form 10-K to be filed for the year 2016 and any and all amendments thereto in our names and behalf in our capacities as Directors of WesBanco to enable WesBanco to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities Exchange Act of 1934, as amended, hereby ratifying and conforming our signatures as they may be signed by our attorneys, or either of them, to said Form 10-K and any and all amendments thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney for purposes of executing the Form 10-K of WesBanco has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Stephen J. Callen Stephen J. Callen	Director	February 24, 2017

/s/ Christopher V. Criss Christopher V. Criss	Director	February 24, 2017

/s/ Abigail M. Feinknopf Abigail M. Feinknopf	Director	February 24, 2017

/s/ Ernest S. Fragale Ernest S. Fragale	Director	February 24, 2017

/s/ Denise Knouse-Synder Denise Knouse-Synder	Director	February 24, 2017

/s/ D. Bruce Knox D. Bruce Knox	Director	February 24, 2017

/s/ Lisa A. Knutson Lisa A. Knutson	Director	February 24, 2017

/s/ Gary L. Libs Gary L. Libs	Director	February 24, 2017

/s/ Paul M. Limbert Paul M. Limbert	Director	February 24, 2017

/s/ Jay T. McCamic Jay T. McCamic	Director	February 24, 2017

F. Eric Nelson, Jr.	Director

/s/ Ronald W. Owen Ronald W. Owen	Director	February 24, 2017

/s/ Richard G. Spencer Richard G. Spencer	Director	February 24, 2017

/s/ Kerry M. Stemler Kerry M. Stemler	Director	February 24, 2017

/s/ Reed J. Tanner Reed J. Tanner	Director	February 24, 2017

/s/ Charlotte A. Zuschlag Charlotte A. Zuschlag	Director	February 24, 2017